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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 9, 2004 (June 7, 2004)

                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-50447                84-1521333
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

2525 28th Street, Boulder, Colorado                                80301
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code 720-564-9100

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          (Former name or former address if changed since last report)

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Item  5.    Other Events and Regulation FD Disclosure

                  On June 7, 2004, Pharmion Corporation issued a press release entitled "Pharmion Corporation Files Registration Statement for Follow-On Offering," announcing that it has filed a registration statement relating to a proposed underwritten public offering of 4,000,000 shares of its common stock. In addition, Pharmion announced plans to grant an option to the underwriters to purchase up to an additional 600,000 shares of its common stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item  7.    Financial Statements, Pro Forma Financial Information And Exhibits
            (c) Exhibits

            99.1 Press Release, dated June 7, 2004, entitled "Pharmion Corporation Files Registration Statement for Follow-On Offering."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PHARMION CORPORATION

                   Date: June 9, 2004             By: /s/ Erle T. Mast
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                                                      Erle T. Mast
                                                      Chief Financial Officer


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